Operations and summary of significant accounting policies	12 Months Ended
Dec. 31, 2015
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Operations and summary of significant accounting policies
Operations and summary of significant accounting policies

A.	Nature of operations

Information in our financial statements and related commentary are presented in the following categories:

Machinery, Energy & Transportation – Represents the aggregate total of Construction Industries, Resource Industries, Energy & Transportation and All Other operating segments and related corporate items and eliminations.

Financial Products – Primarily includes the company’s Financial Products Segment.  This category includes Caterpillar Financial Services Corporation (Cat Financial), Caterpillar Financial Insurance Services (Insurance Services) and their respective subsidiaries.

Our products are sold primarily under the brands “Caterpillar,” “CAT,” design versions of “CAT” and “Caterpillar,” “Electro-Motive,” “FG Wilson,” “MaK,” “MWM,” “Perkins,” “Progress Rail,” “SEM” and “Solar Turbines”.

We conduct operations in our Machinery, Energy & Transportation lines of business under highly competitive conditions, including intense price competition. We place great emphasis on the high quality and performance of our products and our dealers’ service support. Although no one competitor is believed to produce all of the same types of equipment that we do, there are numerous companies, large and small, which compete with us in the sale of each of our products.

Our machines are distributed principally through a worldwide organization of dealers (dealer network), 48 located in the United States and 127 located outside the United States, serving 182 countries and operating 3,593 places of business, including 1,274 dealer rental outlets.  Reciprocating engines are sold principally through the dealer network and to other manufacturers for use in products. Some of the reciprocating engines manufactured by our subsidiary Perkins Engines Company Limited, are also sold through its worldwide network of 97 distributors covering 180 countries. The FG Wilson branded electric power generation systems manufactured by our subsidiary Caterpillar Northern Ireland Limited are sold through its worldwide network of 290 distributors located in 145 countries.  Some of the large, medium speed reciprocating engines are also sold under the MaK brand through a worldwide network of 19 distributors located in 130 countries.  Our dealers do not deal exclusively with our products; however, in most cases sales and servicing of our products are the dealers’ principal business. Some products, primarily turbines and locomotives, are sold directly to end customers through sales forces employed by the company. At times, these employees are assisted by independent sales representatives.

The Financial Products line of business also conducts operations under highly competitive conditions. Financing for users of Caterpillar products is available through a variety of competitive sources, principally commercial banks and finance and leasing companies. We offer various financing plans designed to increase the opportunity for sales of our products and generate financing income for our company. A significant portion of Financial Products activity is conducted in North America, with additional offices in Latin America, Europe and Asia/Pacific.

B.	Basis of presentation and change in accounting principle

The consolidated financial statements include the accounts of Caterpillar Inc. and its subsidiaries where we have a controlling financial interest.

Investments in companies where our ownership exceeds 20 percent and we do not have a controlling interest or where the ownership is less than 20 percent and for which we have a significant influence are accounted for by the equity method.  See Note 9 for further discussion.

We consolidate all variable interest entities (VIEs) where Caterpillar Inc. is the primary beneficiary.  For VIEs, we assess whether we are the primary beneficiary as prescribed by the accounting guidance on the consolidation of VIEs.  The primary beneficiary of a VIE is the party that has both the power to direct the activities that most significantly impact the entity’s economic performance and the obligation to absorb losses or the right to receive benefits that could potentially be significant to the VIE. See Note 21 for further discussion on a consolidated VIE.

We have affiliates, suppliers and dealers that are VIEs of which we are not the primary beneficiary. Although we have provided financial support, we do not have the power to direct the activities that most significantly impact the economic performance of each entity.

Our maximum exposure to loss from VIEs for which we are not the primary beneficiary was as follows:

	December 31,
(Millions of dollars)	2015	2014
Receivables - trade and other	$19	$36
Receivables - finance	466	216
Long-term receivables - finance	62	285
Investments in unconsolidated affiliated companies	35	83
Guarantees	175	129
Total	$757	$749

Shipping and handling costs are included in Cost of goods sold in Statement 1.  Other operating (income) expenses primarily include Cat Financial’s depreciation of equipment leased to others, Insurance Services’ underwriting expenses, gains (losses) on disposal of long-lived assets and business divestitures, long-lived asset impairment charges, legal settlements and accruals, employee separation charges and benefit plan curtailment gains (losses).

Prepaid expenses and other current assets in Statement 3 include prepaid rent, prepaid insurance, prepaid and refundable income tax, assets held for sale, core to be returned for remanufacturing, restricted cash and other short-term investments, and other prepaid items.

Certain amounts for prior years have been reclassified to conform with the current-year financial statement presentation.

Change in Accounting Principle

Effective January 1, 2016, we changed our accounting principle for recognizing actuarial gains and losses and expected returns on plan assets for our defined benefit pension and other postretirement benefit plans. Prior to 2016, actuarial gains and losses were recognized as a component of Accumulated other comprehensive income (loss) and were generally amortized into earnings in future periods. Under the new principle, actuarial gains and losses will be immediately recognized through net benefit cost upon the annual remeasurement in the fourth quarter, or on an interim basis as triggering events warrant remeasurement. In addition, we have changed our policy for recognizing the expected returns on plan assets from a market-related value method (based on a three-year smoothing of asset returns) to a fair value method. We believe these changes are preferable as they accelerate the recognition of changes in fair value of plan assets and actuarial gains and losses in our Consolidated Statement of Results of Operations, provide greater transparency of our economic obligations in accounting results and better align with the fair value principles by recognizing the effects of economic and interest rate changes on pension and other postretirement benefit assets and liabilities in the year in which the gains and losses are incurred. These changes have been applied retrospectively to prior years. As of January 1, 2013, the cumulative effect of the change resulted in a decrease of $6.9 billion in Profit employed in the business and a corresponding increase of $6.9 billion in Accumulated other comprehensive income (loss), both net of tax of $3.8 billion.

Following are the impacts to financial statement line items as a result of the change in accounting principle for the periods presented in the accompanying consolidated financial statements:

Consolidated Statement of Results of Operations for the Years Ended December 31
(Dollars in millions except per share data)	2015
	Recast	Previously Reported	Effect of Accounting Change
Cost of goods sold	$33,546	$33,742	$(196)
Selling, general and administrative expenses	$4,951	$5,199	$(248)
Research and development expenses	$2,119	$2,165	$(46)
Other operating (income) expenses	$2,023	$2,062	$(39)
Total operating costs	$43,226	$43,755	$(529)
Operating profit	$3,785	$3,256	$529
Other income (expense)	$161	$106	$55
Consolidated profit before taxes	$3,439	$2,855	$584
Provision (benefit) for income taxes	$916	$742	$174
Profit of consolidated companies	$2,523	$2,113	$410
Profit of consolidated and affiliated companies	$2,523	$2,113	$410
Profit	$2,512	$2,102	$410
Profit per common share	$4.23	$3.54	$0.69
Profit per common share - diluted	$4.18	$3.50	$0.68

	2014
	Recast	Previously Reported	Effect of Accounting Change
Cost of goods sold	$40,718	$39,767	$951
Selling, general and administrative expenses	$6,529	$5,697	$832
Research and development expenses	$2,380	$2,135	$245
Other operating (income) expenses	$1,619	$1,633	$(14)
Total operating costs	$51,870	$49,856	$2,014
Operating profit	$3,314	$5,328	$(2,014)
Other income (expense)	$322	$239	$83
Consolidated profit before taxes	$3,152	$5,083	$(1,931)
Provision (benefit) for income taxes	$692	$1,380	$(688)
Profit of consolidated companies	$2,460	$3,703	$(1,243)
Profit of consolidated and affiliated companies	$2,468	$3,711	$(1,243)
Profit	$2,452	$3,695	$(1,243)
Profit per common share	$3.97	$5.99	$(2.02)
Profit per common share - diluted	$3.90	$5.88	$(1.98)

	2013
	Recast	Previously Reported	Effect of Accounting Change
Cost of goods sold	$38,432	$40,727	$(2,295)
Selling, general and administrative expenses	$4,122	$5,547	$(1,425)
Research and development expenses	$1,552	$2,046	$(494)
Other operating (income) expenses	$953	$981	$(28)
Total operating costs	$45,786	$50,028	$(4,242)
Operating profit	$9,870	$5,628	$4,242
Other income (expense)	$(34)	$(35)	$1
Consolidated profit before taxes	$9,371	$5,128	$4,243
Provision (benefit) for income taxes	$2,795	$1,319	$1,476
Profit of consolidated companies	$6,576	$3,809	$2,767
Profit of consolidated and affiliated companies	$6,570	$3,803	$2,767
Profit	$6,556	$3,789	$2,767
Profit per common share	$10.16	$5.87	$4.29
Profit per common share - diluted	$9.95	$5.75	$4.20

Consolidated Statement of Comprehensive Income for the Years Ended December 31
(Dollars in millions)	2015
	Recast	Previously Reported	Effect of Accounting Change

Profit of consolidated and affiliated companies	$2,523	$2,113	$410
Foreign currency translation, net of tax	$(973)	$(977)	$4
Pension and other postretirement benefits:
Current year actuarial gain (loss), net of tax	$—	$(10)	$10
Amortization of actuarial (gain) loss, net of tax	$—	$424	$(424)
Total other comprehensive income (loss), net of tax	$(988)	$(578)	$(410)

	2014
	Recast	Previously Reported	Effect of Accounting Change
Profit of consolidated and affiliated companies	$2,468	$3,711	$(1,243)
Foreign currency translation, net of tax	$(1,155)	$(1,164)	$9
Pension and other postretirement benefits:
Current year actuarial gain (loss), net of tax	$—	$(1,578)	$1,578
Amortization of actuarial (gain) loss, net of tax	$—	$344	$(344)
Total other comprehensive income (loss), net of tax	$(1,290)	$(2,533)	$1,243

	2013
	Recast	Previously Reported	Effect of Accounting Change
Profit of consolidated and affiliated companies	$6,570	$3,803	$2,767
Foreign currency translation, net of tax	$(251)	$(277)	$26
Pension and other postretirement benefits:
Current year actuarial gain (loss), net of tax	$—	$2,277	$(2,277)
Amortization of actuarial (gain) loss, net of tax	$—	$516	$(516)
Total other comprehensive income (loss), net of tax	$(229)	$2,538	$(2,767)

Consolidated Statement of Financial Position at December 31
(Dollars in millions)	2015			2014
	Recast	Previously Reported	Effect of Accounting Change	Recast	Previously Reported	Effect of Accounting Change
Profit employed in the business	$29,246	$34,208	$(4,962)	$28,515	$33,887	$(5,372)
Accumulated other comprehensive income (loss)	$(2,035)	$(6,997)	$4,962	$(1,059)	$(6,431)	$5,372

Consolidated Statement of Changes in Stockholders' Equity for the Years Ended December 31
(Dollars in millions)	2015
	Recast	Previously Reported	Effect of Accounting Change
Profit of consolidated and affiliated companies	$2,523	$2,113	$410
Foreign currency translation, net of tax	$(973)	$(977)	$4
Pension and other postretirement benefits, net of tax	$(38)	$376	$(414)

	2014
	Recast	Previously Reported	Effect of Accounting Change
Profit of consolidated and affiliated companies	$2,468	$3,711	$(1,243)
Foreign currency translation, net of tax	$(1,155)	$(1,164)	$9
Pension and other postretirement benefits, net of tax	$(21)	$(1,255)	$1,234

	2013
	Recast	Previously Reported	Effect of Accounting Change
Profit of consolidated and affiliated companies	$6,570	$3,803	$2,767
Foreign currency translation, net of tax	$(251)	$(277)	$26
Pension and other postretirement benefits, net of tax	$(31)	$2,762	$(2,793)

Consolidated Statement of Cash Flow for the Years Ended December 31
(Millions of dollars)	2015
Cash flow from operating activities:	Recast	Previously Reported	Effect of Accounting Change
Profit of consolidated and affiliated companies	$2,523	$2,113	$410
Adjustments for non-cash items:
Provision (benefit) for deferred income taxes	$(307)	$—	$(307)
Actuarial (gain) loss on pension and postretirement benefits	$179	$—	$179
Other	$453	$508	$(55)
Changes in assets and liabilities, net of acquisitions and divestitures:
Other assets – net	$143	$(220)	$363
Other liabilities – net	$(146)	$444	$(590)

	2014
Cash flow from operating activities:	Recast	Previously Reported	Effect of Accounting Change
Profit of consolidated and affiliated companies	$2,468	$3,711	$(1,243)
Adjustments for non-cash items:
Provision (benefit) for deferred income taxes	$(954)	$—	$(954)
Actuarial (gain) loss on pension and postretirement benefits	$2,624	$—	$2,624
Other	$470	$553	$(83)
Changes in assets and liabilities, net of acquisitions and divestitures:
Other assets – net	$(139)	$(300)	$161
Other liabilities – net	$(359)	$146	$(505)

	2013
Cash flow from operating activities:	Recast	Previously Reported	Effect of Accounting Change
Profit of consolidated and affiliated companies	$6,570	$3,803	$2,767
Adjustments for non-cash items:
Provision (benefit) for deferred income taxes	$1,550	$—	$1,550
Actuarial (gain) loss on pension and postretirement benefits	$(3,441)	$—	$(3,441)
Other	$481	$482	$(1)
Changes in assets and liabilities, net of acquisitions and divestitures:
Other assets – net	$(112)	$(49)	$(63)
Other liabilities – net	$(883)	$(71)	$(812)

The above tables include changes resulting from reclassifications between financial statement line items.

C.	Sales and revenue recognition

Sales of Machinery, Energy & Transportation are recognized and earned when all the following criteria are satisfied:  (a) persuasive evidence of a sales arrangement exists; (b) price is fixed and determinable; (c) collectibility is reasonably assured; and (d) delivery has occurred.  Persuasive evidence of an arrangement and a fixed or determinable price exist once we receive an order or contract from a customer or independently owned and operated dealer.  We assess collectibility at the time of the sale and if collectibility is not reasonably assured, the sale is deferred and not recognized until collectibility is probable or payment is received.  Typically, where product is produced and sold in the same country, title and risk of ownership transfer when the product is shipped.  Products that are exported from a country for sale typically pass title and risk of ownership at the border of the destination country.

Sales of certain turbine machinery units, draglines and long wall roof supports are recognized under accounting for construction-type contracts, primarily using the percentage-of-completion method.  Revenue is recognized based upon progress towards completion, which is estimated and continually updated over the course of construction.  We provide for any loss that we expect to incur on these contracts when that loss is probable.

Our remanufacturing operations are primarily focused on the remanufacture of Cat engines and components and rail related products.  In this business, used engines and related components (core) are inspected, cleaned and remanufactured.  In connection with the sale of most of our remanufactured product, we collect a deposit from the dealer that is repaid if the dealer returns an acceptable core within a specified time period.  Caterpillar owns and has title to the cores when they are returned from dealers.  The rebuilt engine or component (the core plus any new content) is then sold as a remanufactured product to dealers and customers.  Revenue is recognized pursuant to the same criteria as Machinery, Energy & Transportation sales noted above (title to the entire remanufactured product passes to the dealer upon sale).  At the time of sale, the deposit is recognized in Other current liabilities in Statement 3.  In addition, the core to be returned is recognized as an asset in Prepaid expenses and other current assets in Statement 3 at the estimated replacement cost (based on historical experience with useable cores).  Upon receipt of an acceptable core, we repay the deposit and relieve the liability.  The returned core is then included in inventory.  In the event that the deposit is forfeited (i.e. upon failure by the dealer to return an acceptable core in the specified time period), we recognize the core deposit and the cost of the core in Sales and Cost of goods sold, respectively.

No right of return exists on sales of equipment.  Replacement part returns are estimable and accrued at the time a sale is recognized.

We provide discounts to dealers through merchandising programs.  We have numerous programs that are designed to promote the sale of our products.  The most common dealer programs provide a discount when the dealer sells a product to a targeted end user.  The cost of these discounts is estimated based on historical experience and known changes in merchandising programs and is reported as a reduction to sales when the product sale is recognized.

Our standard dealer invoice terms are established by marketing region. Our invoice terms for end-user customer sales are established by the responsible business unit. When a sale is made to a dealer, the dealer is responsible for payment even if the product is not sold to an end customer. Dealers and customers must make payment within the established invoice terms to avoid potential interest costs. Interest at or above prevailing market rates may be charged on any past due balance, and generally our practice is to not forgive this interest. In 2015, 2014 and 2013 terms were extended to not more than one year for $635 million, $624 million and $706 million of receivables, respectively, which represent approximately 1 percent of consolidated sales.

We establish a bad debt allowance for Machinery, Energy & Transportation receivables when it becomes probable that the receivable will not be collected.  Our allowance for bad debts is not significant.

Revenues of Financial Products are generated primarily from finance revenue on finance receivables and rental payments on operating leases. Finance revenue is recorded over the life of the related finance receivable using the interest method, including the accretion of certain direct origination costs that are deferred. Revenue from rental payments received on operating leases is recognized on a straight-line basis over the term of the lease.

Recognition of finance revenue and rental revenue is suspended and the account is placed on non-accrual status when management determines that collection of future income is not probable (generally after 120 days past due). Recognition is resumed, and previously suspended income is recognized, when the account becomes current and collection of remaining amounts is considered probable. See Note 6 for more information.

Sales and revenues are presented net of sales and other related taxes.

D.	Inventories

Inventories are stated at the lower of cost or market. Cost is principally determined using the last-in, first-out (LIFO) method. The value of inventories on the LIFO basis represented about 60 percent of total inventories at December 31, 2015 and 2014.

If the FIFO (first-in, first-out) method had been in use, inventories would have been $2,498 million and $2,430 million higher than reported at December 31, 2015 and 2014, respectively.

E.	Depreciation and amortization

Depreciation of plant and equipment is computed principally using accelerated methods. Depreciation on equipment leased to others, primarily for Financial Products, is computed using the straight-line method over the term of the lease. The depreciable basis is the original cost of the equipment less the estimated residual value of the equipment at the end of the lease term. In 2015, 2014 and 2013, Cat Financial depreciation on equipment leased to others was $836 million, $872 million and $768 million, respectively, and was included in Other operating (income) expenses in Statement 1. In 2015, 2014 and 2013, consolidated depreciation expense was $2,705 million, $2,795 million and $2,710 million, respectively. Amortization of purchased finite-lived intangibles is computed principally using the straight-line method, generally not to exceed a period of 20 years.

F.	Foreign currency translation

The functional currency for most of our Machinery, Energy & Transportation consolidated companies is the U.S. dollar. The functional currency for most of our Financial Products and affiliates accounted for under the equity method is the respective local currency.  Gains and losses resulting from the remeasurement of foreign currency amounts to the functional currency are included in Other income (expense) in Statement 1. Gains and losses resulting from translating assets and liabilities from the functional currency to U.S. dollars are included in Accumulated other comprehensive income (loss) in Statement 3.

G.	Derivative financial instruments

Our earnings and cash flow are subject to fluctuations due to changes in foreign currency exchange rates, interest rates and commodity prices.  Our Risk Management Policy (policy) allows for the use of derivative financial instruments to prudently manage foreign currency exchange rate, interest rate and commodity price exposures. Our policy specifies that derivatives are not to be used for speculative purposes. Derivatives that we use are primarily foreign currency forward, option, and cross currency contracts, interest rate swaps, and commodity forward and option contracts. All derivatives are recorded at fair value.  See Note 3 for more information.

H.	Income taxes

The provision for income taxes is determined using the asset and liability approach taking into account guidance related to uncertain tax positions.  Tax laws require items to be included in tax filings at different times than the items are reflected in the financial statements.  A current liability is recognized for the estimated taxes payable for the current year.  Deferred taxes represent the future tax consequences expected to occur when the reported amounts of assets and liabilities are recovered or paid.  Deferred taxes are adjusted for enacted changes in tax rates and tax laws.  Valuation allowances are recorded to reduce deferred tax assets when it is more likely than not that a tax benefit will not be realized.

I.	Goodwill

For acquisitions accounted for as a business combination, goodwill represents the excess of the cost over the fair value of the net assets acquired.  We are required to test goodwill for impairment, at the reporting unit level, annually and when events or circumstances indicate the fair value of a reporting unit may be below its carrying value.  A reporting unit is an operating segment or one level below an operating segment (referred to as a component) to which goodwill is assigned when initially recorded. We assign goodwill to reporting units based on our integration plans and the expected synergies resulting from the acquisition.  Because Caterpillar is a highly integrated company, the businesses we acquire are sometimes combined with or integrated into existing reporting units.  When changes occur in the composition of our operating segments or reporting units, goodwill is reassigned to the affected reporting units based on their relative fair values.

We test goodwill for impairment annually and whenever events or circumstances make it more likely than not that an impairment may have occurred.  We perform our annual goodwill impairment test as of October 1 and monitor for interim triggering events on an ongoing basis.  Goodwill is reviewed for impairment utilizing either a qualitative assessment or a two-step process.  We have an option to make a qualitative assessment of a reporting unit’s goodwill for impairment.  If we choose to perform a qualitative assessment and determine the fair value more likely than not exceeds the carrying value, no further evaluation is necessary.  For reporting units where we perform the two-step process, the first step requires us to compare the fair value of each reporting unit, which we primarily determine using an income approach based on the present value of discounted cash flows, to the respective carrying value, which includes goodwill.  If the fair value of the reporting unit exceeds its carrying value, the goodwill is not considered impaired.  If the carrying value is higher than the fair value, there is an indication that an impairment may exist and the second step is required.  In step two, the implied fair value of goodwill is calculated as the excess of the fair value of a reporting unit over the fair values assigned to its assets and liabilities.  If the implied fair value of goodwill is less than the carrying value of the reporting unit’s goodwill, the difference is recognized as an impairment loss.  See Note 10 for further details.

J.	Estimates in financial statements

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect reported amounts. The more significant estimates include: residual values for leased assets, fair values for goodwill impairment tests, impairment of available-for-sale securities, warranty liability, stock-based compensation and reserves for product liability and insurance losses, postretirement benefits, post-sale discounts, credit losses and income taxes.

K.	New accounting guidance

Reporting discontinued operations and disclosures of disposals of components of an entity - In April 2014, the Financial Accounting Standards Board (FASB) issued accounting guidance for determining which disposals can be presented as discontinued operations and modifies related disclosure requirements. The guidance defines a discontinued operation as a disposal of a component or group of components that is disposed of or is classified as held for sale and represents a strategic shift that has (or will have) a major effect on an entity's operations and financial results. This guidance was effective January 1, 2015 and did not have a material impact on our financial statements.

Revenue recognition - In May 2014, the FASB issued new revenue recognition guidance to provide a single, comprehensive revenue recognition model for all contracts with customers. Under the new guidance, an entity will recognize revenue to depict the transfer of promised goods or services to customers at an amount that the entity expects to be entitled to in exchange for those goods or services. A five step model has been introduced for an entity to apply when recognizing revenue. The new guidance also includes enhanced disclosure requirements, and is effective January 1, 2018, with early adoption permitted for January 1, 2017. Entities have the option to apply the new guidance under a retrospective approach to each prior reporting period presented, or a modified retrospective approach with the cumulative effect of initially applying the new guidance recognized at the date of initial application within the Consolidated Statement of Changes in Stockholders' Equity. We are in the process of evaluating the application and implementation of the new guidance.

Variable interest entities (VIE) - In February 2015, the FASB issued accounting guidance on the consolidation of VIEs. The new guidance revises previous guidance by establishing an analysis for determining whether a limited partnership or similar entity is a VIE and whether outsourced decision-maker fees are considered variable interests. In addition, the new guidance revises how a reporting entity evaluates economics and related parties when assessing who should consolidate a VIE. The guidance was effective January 1, 2016 and did not have a material impact on our financial statements.

Presentation of debt issuance costs - In April 2015, the FASB issued accounting guidance which requires debt issuance costs to be presented in the balance sheet as a direct deduction from the carrying value of the associated debt liability. Prior to the issuance of the new guidance, debt issuance costs were required to be presented in the balance sheet as an asset. The guidance was effective January 1, 2016 and was applied retrospectively. The adoption did not have a material impact on our financial statements.

Fair value disclosures for investments in certain entities that calculate net asset value per share - In May 2015, the FASB issued accounting guidance which removes the requirement to categorize within the fair value hierarchy investments measured at net asset value (or its equivalent) as a practical expedient for fair value. The new guidance requires that the amount of these investments continue to be disclosed to reconcile the fair value hierarchy disclosure to the balance sheet. The guidance was effective January 1, 2016 and was applied retrospectively. The adoption did not have a material impact on our financial statements.

Simplifying the measurement of inventory - In July 2015, the FASB issued accounting guidance which requires that inventory be measured at the lower of cost or net realizable value. Prior to the issuance of the new guidance, inventory was measured at the lower of cost or market. Replacing the concept of market with the single measurement of net realizable value is intended to create efficiencies for preparers. Inventory measured using the last-in, first-out (LIFO) method and the retail inventory method are not impacted by the new guidance. The guidance is effective January 1, 2017. We do not expect the adoption to have a material impact on our financial statements.

Simplifying the accounting for measurement-period adjustments - In September 2015, the FASB issued accounting guidance which eliminates the requirement for an acquirer in a business combination to restate prior period financial statements for measurement period adjustments. An acquirer in a business combination is required to report provisional amounts when measurements are incomplete at the end of the reporting period covering the business combination. Prior to the issuance of the new guidance, an acquirer was required to adjust such provisional amounts by restating prior period financial statements. Under the new guidance, the acquirer will recognize the measurement-period adjustment in the period the adjustment is determined. The guidance was effective January 1, 2016 and was applied prospectively. The adoption did not have a material impact on our financial statements.

Balance sheet classification of deferred taxes - In November 2015, the FASB issued accounting guidance that requires all deferred tax assets and liabilities, along with any related valuation allowance, to be classified as noncurrent on the Consolidated Statement of Financial Position. Previous guidance required the deferred taxes for each jurisdiction to be presented as a net current asset or liability and net noncurrent asset or liability. As a result of the new guidance, each jurisdiction will now only have one net noncurrent deferred tax asset or liability. The new guidance does not change the existing requirement that only permits offsetting deferred tax assets and liabilities within a single jurisdiction. We had the option to apply the new guidance prospectively or retrospectively. The new guidance is effective January 1, 2017, with early adoption permitted. We adopted the new guidance effective January 1, 2016 and applied it retrospectively. The adoption resulted in the reclassification of current deferred tax assets and liabilities to noncurrent assets and liabilities on Statement 3. At December 31, 2015, Deferred and refundable income taxes were reduced by $910 million (the remaining balance of $616 million was reclassified to Prepaid expenses and other current assets), Noncurrent deferred and refundable income taxes were increased by $835 million, Other current liabilities were reduced by $59 million and Other liabilities were reduced by $16 million. At December 31, 2014, Deferred and refundable income taxes were reduced by $992 million (the remaining balance of $747 million was reclassified to Prepaid expenses and other current assets), Noncurrent deferred and refundable income taxes were increased by $899 million, Other current liabilities were reduced by $62 million and Other liabilities were reduced by $31 million.

Recognition and measurement of financial assets and financial liabilities - In January 2016, the FASB issued accounting guidance that affects the accounting for equity investments, financial liabilities accounted for under the fair value option and the presentation and disclosure requirements for financial instruments. Under the new guidance, all equity investments in unconsolidated entities (other than those accounted for using the equity method of accounting) will generally be measured at fair value through earnings. There will no longer be an available-for-sale classification for equity securities with readily determinable fair values. For financial liabilities when the fair value option has been elected, changes in fair value due to instrument-specific credit risk will be recognized separately in other comprehensive income. In addition, the FASB clarified guidance related to the valuation allowance assessment when recognizing deferred tax assets resulting from unrealized losses on available-for-sale debt securities. The new guidance is effective January 1, 2018, with the cumulative effect adjustment from initially applying the new guidance recognized in the Statement of Financial Position as of the beginning of the year of adoption. The impact from adoption on our financial statements will be based on changes in the fair value of our available-for-sale equity securities subsequent to January 1, 2018, which will be recorded through earnings.